UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 28, 2009
Date of Report (Date of earliest event reported)

2020 CHINACAP ACQUIRCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33799	20-5500605
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

c/o Surfmax Corporation 221 Boston Post Road East Suite 410 Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

(508) 624-4948
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2009, 2020 ChinaCap Acquirco, Inc. (the “Company”) filed a Certificate of Corrected Instrument with the Delaware Division of Corporations (the “Division”) to correct the Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”).  The Company had inadvertently filed an intermediate draft of the Certificate of Incorporation with the Division.  The Certificate of Corrected Instrument records the correct version of the Certificate of Incorporation with the Division.

The correct version of the Certificate of Incorporation was filed with the Company’s Registration Statement on Form S-3 and has been incorporated by reference, where required, into the subsequent filings by the Company with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1
Form of Second Amended and Restated Certificate of Incorporation (incorporated by reference to the Company’s Registration Statement on Form S-1 (File No. 333- 142255) filed on April 20, 2007, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2020 CHINACAP ACQUIRCO, INC.

Date: June 2, 2009	By:	/s/ Louis Koo
	Name:	Louis Koo
	Title:	Vice Chairman and Chief Financial Officer